UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

SCHEDULE 14A

(Rule 14-A-101)

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Gencor Industries, Inc.
(Name of Registrant as Specified In Its Charter)

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GENCOR INDUSTRIES, INC.

5201 NORTH ORANGE BLOSSOM TRAIL, ORLANDO, FLORIDA 32810

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MARCH 14, 2014

TO THE STOCKHOLDERS OF GENCOR INDUSTRIES, INC.:

Notice is hereby given that the Annual Meeting of Stockholders of Gencor Industries, Inc., a Delaware corporation (the “Company”), will be held at the Company’s corporate offices; 5201 North Orange Blossom Trail, Orlando, Florida 32810, on March 14, 2014 at 10:00 A.M., local time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

1.	To elect the Director to be voted upon by the holders of Common Stock and to elect the Directors to be voted upon by the holders of Class B Stock.

2.	To ratify the selection of Moore Stephens Lovelace, P.A., independent certified public accountants, as auditors for the Company for the year ending September 30, 2014.

3.	To have an advisory vote on executive compensation.

4.	To transact such other business as may properly come before the meeting.

Only Stockholders of record at the close of business on February 3, 2014 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. Stockholders should review the information provided herein in conjunction with the Company’s 2013 Annual Report to Stockholders, which accompanies this Proxy Statement.

A copy of our Annual Report on Form 10-K for the year ended September 30, 2013, as filed with the Securities and Exchange Commission, except for exhibits, will be furnished without charge to any stockholder upon written or oral request to:

Gencor Industries, Inc.

Attn: Secretary

5201 N. Orange Blossom Trail

Orlando, Florida 32810

Phone 407-290-6000

The Company’s Proxy Statement and Proxy accompany this notice.

By order of the Board of Directors,

Jeanne M. Lyons, Secretary

Orlando, Florida

Date: February 3, 2014

Enclosures

****YOUR VOTE IS IMPORTANT****

YOU ARE URGED TO DATE, SIGN, AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE PROMPT RETURN OF YOUR SIGNED PROXY, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, WILL AID THE COMPANY IN REDUCING THE EXPENSE OF ADDITIONAL PROXY SOLICITATION. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE MEETING.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

Important Notice Regarding the Availability of Proxy Materials for the

Annual Stockholder Meeting to be Held on March 14, 2014

Pursuant to rules promulgated by the Securities and Exchange Commission, we have elected to provide access to these proxy statement materials (which includes this proxy statement, a proxy card and our 2013 Annual Report) both by sending you this full set of proxy statement materials, including a proxy card, and by notifying you of the availability of such materials on the Internet.

This proxy statement, the Company’s 2013 Annual Report and a proxy card are available at http://proxy.gencor.com.

Please have your proxy card in hand when you access the website and follow the instructions. You will need your username and password, which is located on your proxy card.

The Annual Meeting of Stockholders will be held March 14, 2014 at 10:00 A.M. local time at our corporate offices located at 5201 North Orange Blossom Trail, Orlando, Florida 32810. In order to obtain directions to attend the Annual Meeting of Stockholders, please call Jeanne M. Lyons, Secretary, at (407) 290-6000. The Proposals to be voted upon at the Annual Meeting of Stockholders, all of which are more completely set forth in this proxy statement, are as follows:

1.    To elect the Director to be voted upon by the holders of Common Stock and to elect the Directors to be voted upon by the holders of Class B Stock.

2.    To ratify the selection of Moore Stephens Lovelace, P.A., independent certified public accountants, as auditors for the Company for the year ending September 30, 2014.

3.    To have an advisory vote on executive compensation.

Our Board of Directors recommends that you vote “FOR” the approval of all of the Proposals.

For information on how to vote in person at the Annual Meeting of Stockholders, please see the sections entitled “Solicitation and Revocation of Proxy” and “Voting Securities” below.

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MARCH 14, 2014

This Proxy Statement is furnished in connection with the Annual Meeting of Stockholders of Gencor Industries, Inc. (the “Company”) to be held March 14, 2014 at 10:00 A.M. local time, or any adjournments or postponements thereof at the Company’s corporate offices, 5201 North Orange Blossom Trail, Orlando, Florida 32810. This Proxy Statement and accompanying proxy are first being mailed to stockholders on or about February 3, 2014. A copy of the Company’s 2013 Annual Report to Stockholders is being mailed with this Proxy Statement but is not to be regarded as proxy solicitation material.

SOLICITATION AND REVOCATION OF PROXY

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the Annual Meeting of the holders of the Company’s Common Stock, par value $.10 per share, and Class B Stock, par value $.10 per share (herein referred to as “Common Stock” and “Class B Stock,” respectively) to be held March 14, 2014. The enclosed proxy may be revoked at any time before it is exercised by attending and voting in person at the meeting, by giving written notice of revocation to the Secretary of the Company prior to the taking of the vote for which such proxy has been given, or by delivery to the Secretary of the Company of a duly executed proxy bearing a later date. Notice and delivery shall occur upon actual receipt by the Secretary of the Company at its principal place of business. The cost of soliciting proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally, by telephone, or by telegraph by the Directors, Officers, and employees of the Company, or by the Company’s transfer agent. Directors, Officers and other employees of the Company will receive no additional compensation for any such further solicitations. Also, the Company will make arrangements with banks, brokerage houses, and other nominees, fiduciaries, and custodians holding shares in their names or in those of their nominees to forward proxy materials to the beneficial owners of shares, and the Company will, upon request, reimburse such entities for their reasonable expenses in sending the proxy materials. All properly executed unrevoked proxies received in time for the meeting will be voted as specified. If no other indication is made, the proxies will be voted for the election of Directors shown as nominees and as recommended by the Board of Directors with regard to all other matters.

VOTING SECURITIES

At the close of business on February 3, 2014, there were 8,008,632 shares of Common Stock and 1,509,238 shares of Class B Stock outstanding and entitled to vote at the Annual Meeting.

The holders of such shares are entitled to one vote for each share of stock held by them on any matter to be presented at the Annual Meeting, including the election of Directors. The holders of Common Stock and Class B Stock will vote separately as a class on the election of Directors. Only Stockholders of record at the close of business on February 3, 2014 are entitled to vote at the Annual Meeting and any adjournment thereof. Although the Company has not polled its Directors and Executive Officers, management expects that the Directors and Executive Officers will vote for the nominees and proposals as shown herein.

The presence at the Annual Meeting, in person or by proxy, of a majority of the outstanding shares of each class of Common Stock and Class B Stock will constitute a quorum.

SPECIAL NOTE TO

STOCKHOLDERS HOLDING SHARES

WITH THEIR BROKER

THE NEW YORK STOCK EXCHANGE AND NASDAQ NOW PROHIBIT YOUR BROKER FROM VOTING YOUR SHARES IN ROUTINE ELECTIONS FOR DIRECTORS, FOR MATTERS RELATED TO EXECUTIVE COMPENSATION OR ANY OTHER SIGNIFICANT MATTER, AS DETERMINED BY THE SECURITIES AND EXCHANGE COMMISSION, UNLESS YOU GIVE YOUR BROKER WRITTEN INSTRUCTIONS IN EACH ELECTION ON HOW YOU WANT YOUR SHARES VOTED. YOUR VOTING DESIRES WILL NOT BE COUNTED UNLESS YOU DO THIS.

PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s Certificate of Incorporation provides that 75% (calculated to the nearest whole number, rounding a fractional number of five-tenths (.5) to the next highest whole number) of the members of the Board of Directors shall be elected by Class B Stockholders voting separately as a class.

Pursuant to the Company’s Bylaws, the Board of Directors has fixed the number of Directors at six. Each Director elected at the Annual Meeting shall hold office until his respective successor has been elected and qualified, or until such individual’s earlier resignation or removal. Vacancies may be filled by a majority vote of the remaining directors then in office.

The Board of Directors has selected the following person as nominee for election by the holders of Common Stock as a Director at the 2014 Annual Meeting of Stockholders:

Cort J. Dondero

Experience, Qualifications, Attributes, and Skills:

Cort J. Dondero:  Mr. Dondero has served as a director of the Company since July 2008. Mr. Dondero is the Chief Operating Officer of Panadero Aggregates, the Holding Company for Bluegrass Materials. Bluegrass Materials owns and operates quarries and block plants in Kentucky, South Carolina and Georgia. Previously, Mr. Dondero was Vice President of Quality Assurance for Ryder Transportation Group where he founded SAI Consulting which was subsequently sold. SAI serviced multiple fortune 500 firms in North America. In 2006 Mr. Dondero joined Florida Rock Industries (former client) as President of Georgia Aggregates with total P&L responsibility. Florida Rock was purchased by Vulcan Materials and Mr. Dondero was retained by Vulcan Materials as a Vice President and General Manager. He was responsible for managing the assets that Vulcan Materials was required to divest as a condition of purchasing Florida Rock. Mr. Dondero reported directly to Vulcan’s Executive Committee and the Department of Justice. Mr. Dondero founded Dondero & Associates and subsequently left Vulcan Materials to assist with the founding of Panadero Aggregates (Bluegrass Materials) with other former Executives of Florida Rock Industries. Mr. Dondero also serves on the Board of Directors for the Georgia Construction Aggregate Association.

The affirmative vote of Stockholders holding a plurality of the Company’s issued and outstanding Common Stock in attendance at the meeting, either in person or by proxy, is required to approve this proposal. Abstentions and broker non-votes will have no effect.

The Board of Directors has selected the following persons as nominees for election by the holders of Class B Stock as Directors at the 2014 Annual Meeting of Stockholders:

David A. Air

E.J. Elliott

Marc G. Elliott

Randolph H. Fields

James P. Sharp

Experience, Qualifications, Attributes, and Skills:

David A. Air:  Mr. Air has served as a director of the Company since 2004. Mr. Air also served as a Director of Dunlop Engineering in England from 1975 to November 1984 and as CEO of its Engineered Industrial Products Division. During this time he had responsibilities for plants internationally in the United States, South Africa and Australia. From1985 to 1992 Mr. Air was CEO of Genco Beverley Ltd in the United Kingdom, retiring in 1992. Mr. Air’s long tenure in senior management positions with engineering companies has provided him with a broad knowledge of related skills in areas other than engineering such as production, technical, finance, compensation matters, and human relations.

E.J. Elliott:  Mr. E.J. Elliott is the Founder, Chairman and Chief Executive Officer of the Company starting in 1965. Mr. Elliott’s long tenure as CEO of Gencor has provided him with detailed knowledge of the Company. He has structured and overseen its growth and transformation over the Company’s history. He has been active and held leadership positions in virtually all national and many international associations dealing with heavy machinery manufacturing, and the nation’s highway systems, and has insightful relationships with senior industry executives on a global basis. These leadership experiences allow Mr. Elliott to communicate relevant information about the Company to the Board efficiently and effectively. He has extensive operational experience that provides the Board with timely and valuable insights into Company financial reports, opportunities, and risks. Mr. Elliott’s broad education and experience in business allow him to contribute to a wide variety of Board processes and decisions.

Marc G. Elliott:  Mr. Marc G. Elliott joined the company in 1988 and has served in numerous positions in virtually all areas and operations of the company. Mr. Elliott has served as an executive officer of Gencor Industries, Inc. since 1993 and was promoted to President of Gencor Industries, Inc. in 2005. During his tenure with the company he has held numerous positions including President – Construction Equipment Group, President of General Combustion Corporation, Vice President of Marketing and Director of Financial Services for Gencor. Mr. Elliott also served as the Acting Chief Financial Officer of the Company from September 2010 to May 2012. Mr. Elliott has been active in several industry organizations including National Asphalt Pavement Association, Construction Equipment Manufacturer’s Association, Association of Equipment Manufacturer’s, National Stone Sand & Gravel Association, and American Road & Transportation Builder’s Association.

Randolph H. Fields:  Mr. Fields has represented the Company as primary outside counsel since 1982. In addition he has served as a director since 2002. Mr. Fields has served on the Audit and Compensation Committees and continues to serve on the Executive and Nominating Committees. Mr. Fields serves as a corporate attorney with GrayRobinson, P.A., one of Florida’s largest law firms. He has an MBA and J.D. from the University of Michigan and an AB from Dartmouth College. His practice involves mergers, acquisitions, corporate finance, securities law, banking law and international transactions. He is a principal in businesses engaged in natural resources, automobile dealerships, investment banking, commercial banking, investing, real estate and charitable foundations. He has assisted the Company in numerous acquisitions and financings and continues to present the Company with opportunities for future investment and growth.

James P. Sharp:  Mr. Sharp has been a director of the Company since March of 2010. Mr. Sharp has 30 years of business and financial experience as a senior executive for public corporations. Most recently he was with CNH Global NV, last serving as President, Parts and Service. Prior to that, Mr. Sharp was with Ingersoll- Rand Company for 25 years, where he was president of various businesses with sales ranging from $300 million to $1.2 billion. Mr. Sharp began his career as an auditor with Price Waterhouse for four years. Mr. Sharp received a BA degree in Economics from Rutgers University and an MBA in accounting, also from Rutgers University. Mr. Sharp has served as a member of the Board of Directors of the Association of Equipment manufacturers (AEM) and the American Road and Transportation Builders Association (ARTBA). Mr. Sharp brings executive, financial, and operational experience to the Gencor Board and its Audit Committee. Mr. Sharp’s accounting education, audit experience with Price Waterhouse, and executive and financial business leadership experience allow him to bring to Gencor’s Board significant talents in assessing the Company’s financial results, and supervise the relationship with the Company’s independent auditors as Chairman of the Audit Committee. His experience in the Construction and Road Building industry helps provide the board with resources to evaluate and assess new products and businesses as Gencor implements its growth strategies.

The affirmative vote of Stockholders holding a plurality of the Company’s issued and outstanding Class B Stock in attendance at the meeting, either in person or by proxy, is required to approve this proposal. Abstentions and broker non-votes will have no effect.

The Board of Directors recommends an affirmative vote FOR the above nominees.

It is the intention of the persons named in the accompanying form of proxy to nominate and, unless otherwise directed, vote such proxies for the election of the nominees named above as Directors. The Board of Directors knows of no reason why any nominee for Director would be unable to serve as a Director. If any nominee should for any reason become unable to serve, the shares represented by all valid proxies will be voted for the election of such other person as the Board of Directors may designate, or the Board of Directors may reduce the number of Directors to eliminate the vacancy.

DIRECTORS AND EXECUTIVE OFFICERS

The names and ages of the Directors and the Executive Officers of the Company as of September 30, 2013 are listed in the following table:

Name and Principal Occupation or Employment (1)	Age	First Became a Director	First Became an Executive Officer
Directors for Class B Stockholders:

E. J. Elliott (2) (3) (6) Chairman of the Board and Chief Executive Officer	84	1968	1968

Marc G. Elliott (2) (3) (6) President	48	2007	1993

Randolph H. Fields (2) (6) Attorney, GrayRobinson, P.A. since 2011 Attorney, Greenberg Traurig, P.A. 1995 to 2011	72	2002

David A. Air (5) Consultant, Guilfored Consultants LLC, Inc. Consultant, Synuthane International Inc., 2002 to 2009	80	2004

James P. Sharp (7) CNH Global N.V., President North American Agriculture and Parts and Service – 2005 & 2006, respectively Ingersoll Rand, 1979 to 2004, President various divisions 2000 to 2004	61	2010

Director for Common Stock Stockholders:

Cort J. Dondero (5) Founder of Dondero and Associates President of Georgia Aggregates for Florida Rock Industries – 2006 to 2007 Vice President & General Manager, Vulcan Materials Company – 2007 to 2008 Chief Operating Officer, Panadero Aggregates (parent of Bluegrass Materials Company) – since 2009	62	2008

Executive Officers: (4)

Dennis B. Hunt Senior Vice President – Sales	57		2008

Eric E. Mellen Chief Financial Officer	45		2012

Jeanne M. Lyons Secretary	55		1996

(1)	Except as otherwise indicated, there has been no change in principal occupation or employment during the past five years.
(2)	Member of the Executive Committee.
(3)	E.J. Elliott is the father of Marc G. Elliott.
(4)	Each executive officer holds office until his successor has been elected and qualified, or until his earlier resignation or removal.
(5)	Member of the Audit Committee and Compensation Committee.
(6)	Member of the Nominating Committee.
(7)	Member of the Audit Committee and Financial Expert.

Dennis B. Hunt has served as Vice President of Gencor Industries, Inc. since January 2005 and as Senior Vice President since August 2008. Prior to joining Gencor, Mr. Hunt served as Vice President of Asphalt and Ready Mix Operations for Vulcan Materials Company, Western Division. During his prior business career Mr. Hunt was a principal and officer with Industrial Asphalt. Mr. Hunt’s grandfather, Wallace E. Hunt Sr., founded Industrial Asphalt in 1941 and the Hunt family built Industrial Asphalt into one of the largest producers of hot mix asphalt in the United States. Mr. Hunt earned a BS degree from the University of San Francisco and an MBA from California State University Bakersfield. Mr. Hunt has 35 years of experience at all levels of the asphalt and construction industry. He is recognized as an expert in the industry and is regularly invited to speak at technical meetings. His unique experience allows him to understand all the inner works of the asphalt industry and gives valuable insight into Gencor’s customer’s business requirements. His industry experience, coupled with his educational background, allow him to contribute to a wide spectrum of Gencor’s processes and decisions.

Eric E. Mellen has served as Gencor Industries, Inc.’s Chief Financial Officer since May 2012. Previously, Mr. Mellen was Director of Corporate Development for Gencor Industries, Inc. From 1992 to 2002, Mr. Mellen worked at PricewaterhouseCoopers where he was a key member of the corporate finance, global strategy, and investment teams. Mr. Mellen worked on the due diligence and integration teams for the Price Waterhouse and Coopers & Lybrand merger, as well as the sale of PricewaterhouseCoopers Consulting to IBM Corporation in 2002. He worked in corporate finance at IBM Corporation from 2002 to 2008. Mr. Mellen’s responsibilities included pricing and financial management, as well as managing the worldwide budget of IBM’s Business Consulting Division. Mr. Mellen’s business valuation and financial advisory experience from 2008 to 2011 includes valuation and strategic planning of numerous companies across a variety of manufacturing and service industries. Mr. Mellen holds a BS in Finance and Management and an MBA.

Director Attendance at Meetings

During the fiscal year ended September 30, 2013, the Board of Directors held three meetings. All Directors attended each of the meetings.

Compensation Committee

The Compensation Committee endeavors to ensure that the compensation program for executive officers is effective in attracting and retaining key executives responsible for our success and in promoting our long-term interests and those of our stockholders. The committee, without applying any specific quantitative formulas, considers such factors as net income, earnings per share, duties and scope of responsibility, industry standards and comparable salaries, corporate growth, profits, goals and market share increases. The functions of the Compensation Committee include reviewing and establishing compensation plans for our executive officers and reviewing certain of our employee benefit and compensation programs. The key elements of determining compensation levels for all our named executive officers are as follows:

•	Develop performance measures: consider appropriate performance measures and recommend performance levels that are used to determine annual and long-term awards.

•

Develop compensation guidelines: using publicly disclosed compensation information as the foundation, management develops compensation parameters for each executive position. These parameters are provided to the CEO as the basis for his recommendations regarding individual compensation actions.

The key member of management involved in the compensation process was E.J. Elliott. Mr. Elliott was not present during the Compensation Committee’s deliberations regarding his compensation. The two members of the Compensation Committee are David A. Air and Cort J. Dondero. Currently, the Compensation Committee is comprised only of independent directors, as defined by NASDAQ rules. The Compensation Committee formally met three times during the fiscal year ended September 30, 2013. These meetings were attended by both members of the Compensation Committee. The Compensation Committee operates under a Charter adopted by the Board of Directors, a copy of which is included as Appendix B attached hereto. The Compensation Committee does not currently have any compensation consultants under retainer, however, utilizes consultants on an as-needed basis.

Audit Committee

The Audit Committee’s responsibilities include selecting our auditors and reviewing our audit plan, financial statements and internal accounting and audit procedures. The Audit Committee operates under a charter adopted by the Board of Directors, a copy of which is included as Appendix C attached hereto. During the fiscal year ended September 30, 2013, the Audit Committee had four meetings, which were attended by all members of the Audit Committee. The three members of the Audit Committee are David A. Air, Cort J. Dondero, and James P. Sharp. Currently, the Audit Committee is comprised of all independent Directors as defined by NASDAQ rules. Mr. Sharp serves as the “audit committee financial expert.”

Nominating Committee

The three members of the Nominating Committee are E. J. Elliott, Marc G. Elliott and Randolph H. Fields. Although, Mr. Fields is considered independent by NASDAQ rules, Messrs. Elliott and Elliott are not. The Nominating Committee does not have a charter, but has developed guidelines. The Nominating Committee guidelines provide that it consider for director candidates by stockholders or others, and believes that for smaller companies it is desirable and beneficial to recommend board candidates who possess a proven track record in heavy manufacturing operations, understand our overall business, and are able to make maximum contribution to guiding our affairs. Accordingly, the Nominating Committee reviews recommendations of its individual members and gives considerable weight to candidates with industry-related experience and expertise that will benefit the Company. Additionally, the Nominating Committee believes that persons selected must have a serious work ethic and an ability to work as a constructive member of a team for the benefit of the stockholders. The Nominating Committee met once during fiscal 2013, which was attended by all members of the Nominating Committee.

In addition to any other applicable requirements, if a stockholder desires to nominate a director for election at an annual meeting, such stockholder must (A) be a stockholder of record on both (1) the date such stockholder provides notice of such nomination to us and (2) the record date for the determination of stockholders entitled to vote at such annual meeting, and (B) have given timely notice in proper written form to our Secretary. If a stockholder is entitled to vote only for a specific class or category of directors at the annual meeting, such stockholder’s right to nominate one or more persons for election as a director at the meeting shall be limited to such class or category of directors.

To be timely in connection with the annual meeting, a stockholder’s notice shall be delivered to the Secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. As a result, with respect to the 2015 Annual Meeting, any notice given by a stockholder pursuant to the provisions of our Bylaws must be received no earlier than November 14, 2014 and no later than December 14, 2014, unless our 2014 Annual Meeting date is advanced by more than 30 days or delayed by more than 60 days from March 14, 2014. If our 2014 Annual Meeting date is advanced by more than 30 days or delayed by more than 60 days, then notices must be received no earlier than the 120th day prior to the 2015 Annual Meeting and no later than the close of business on the later of the 90th day prior to the 2015 Annual Meeting or the 10th day following the date on which the meeting date is publicly announced.

In the event we call a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any stockholder entitled to vote for the election of such director(s) at such meeting (and satisfying the requirements set forth above) may nominate a person or persons (as the case may be) for election to such position(s) as are specified in our notice of such meeting, but only if the stockholder notice is delivered to the Secretary at our principal executive office no later than the close of business on the 10th day following the first day on which the date of the special meeting and either the names of all nominees proposed by the Board of Directors to be elected at such meeting or the number of directors to be elected shall have been publicly announced.

To be in proper written form, a stockholder’s notice to the Secretary must set forth (A) as to each person whom the stockholder proposes to nominate for election as a director (1) the name, business address and residence address of the person, (2) the principal occupation or employment of the person, (3) the class or series and number of shares of our capital stock if any, which are owned beneficially or of record by the person and (4) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder; and (B) as to the stockholder giving notice (1) the name and record address of such stockholder, (2) the class or series and number of shares of our capital stock which are owned beneficially or of record by such stockholder, (3) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nominations(s) are to be made by such stockholder, (4) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to nominate the person(s) named in its notice and (5) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder. Such notice must also be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, officers and certain stockholders to file with the Commission an initial statement of beneficial ownership and certain statements of changes in beneficial ownership of our equity. Based solely on our review of such forms received by us, we are unaware of any instances of noncompliance, or late compliance, with such filings during the fiscal year ended September 30, 2013.

Independent Directors

Our common stock is listed on the NASDAQ Global Market. NASDAQ requires that a majority of our directors be “independent,” as defined by NASDAQ’s rules. Generally, a director does not qualify as an independent director if the director or a member of a director’s immediate family has had in the past three years certain relationships or affiliations with us, our external or internal auditors, or other companies that do business with us. Our Board has affirmatively determined that a majority of its directors are independent directors under NASDAQ rules. Based on these standards, the Board determined that our independent directors include the following current directors and nominees for director: Randolph H. Fields, David A. Air, James P. Sharp and Cort J. Dondero.

Independent Director Meetings in Executive Sessions

Our independent directors meet separately from the other directors in executive sessions. Any independent director may call an executive session of independent directors at any time. The independent directors did meet once in an executive session during the fiscal year ended September 30, 2013.

Stockholder Communications with Directors

Stockholders wishing to communicate with Directors should send their correspondence to the individual Director or Directors in care of the Chairman of the Board at 5201 N. Orange Blossom Trail, Orlando, Florida 32810. Our policy is to forward such communications to the addressees if the issues/subjects are material and relevant.

Director Attendance at Annual Meetings of Stockholders

We encourage all incumbent directors, as well as all nominees for election as director, to attend the Annual Meeting of Stockholders. All of our incumbent directors attended our Annual Meeting in 2013.

Code of Ethics

We have adopted a code of ethics that applies to our principal executive officer, principal accounting officer and persons performing similar functions. We will provide to any person without charge, upon written request, addressed to our corporate headquarters, attention Corporate Secretary, a copy of such code of ethics.

Board Leadership Structure and Independence

Our Board leadership structure is currently comprised of (i) a combined Chairman of the Board of Directors and Chief Executive Officer, (ii) President of the Company, and (iii) Chairman for each of our Compensation Committee and Audit Committee.

From time to time, the entire Board reviews the Company’s leadership structure, including the positions of Chairman of the Board and Chief Executive Officer, as well as the President. Mr. E.J. Elliott currently serves as both Chairman of the Board and Chief Executive Officer. Mr. Elliott has held these positions since 1968 and is intimately familiar with our history, current business and objectives for the future. By serving as both our Chairman and Chief Executive Officer, Mr. Elliott is able to provide strong and consistent leadership, vision and direction as we pursue our plans. The President of the Company, Mr. Marc G. Elliott, is responsible for the conduct of all operations and working closely with the Chief Executive Officer in all aspects. With 24 years in supervisory and high level management positions at Gencor, and President of the Company since 2005, he brings the hands-on experience of all the key areas of the Company’s operations into focus.

Board Oversight of Risk

Our Board of Directors oversees risk to help ensure a successful business at the Company. While the Chairman and Chief Executive Officer, President, Chief Financial Officer, and other members of our senior leadership team are responsible for the day-to-day management of risk, our Board of Directors is responsible for appropriate risk oversight and assisting management in addressing specific risks, such as strategic and competitive risks, financial risks, legal risks, and operational risks.

The Board believes that its leadership structure facilitates its oversight of risk by combining, Board committees, and majority independent Board composition, with an experienced Chairman and Chief Executive Officer who has detailed knowledge of our business, history, and the complex challenges we face. The Chairman and Chief Executive Officer’s in-depth understanding of these matters and involvement in the day-to-day management of the Company positions him to promptly identify and raise key risks to the Board and focus the Board’s attention on areas of concern. The independent committee chairs and other directors also are experienced professionals or executives who can and do raise issues for Board consideration and review, and are not hesitant to challenge management. The Board believes there is a well-functioning and effective balance between the non-management directors and the Chairman and Chief Executive Officer and President, which enhances risk oversight.

The Board exercises its oversight responsibility for risk both directly and through its four standing committees. Throughout the year, the Board and each committee spends a portion of their time reviewing and discussing specific risk topics. The full Board is kept informed of each committee’s risk oversight and related activities through frequent non-member attendance at committee meetings and committee meeting minutes available to all directors. Strategic, operational and competitive risks are presented and discussed at the Board’s regular quarterly meetings. On at least an annual basis, the Board conducts a review of our long-term strategic plans and other members of senior management report on our top risks and the steps management has taken or will take to mitigate these risks. As needed between Board meetings, our Chairman and Chief Executive Officer provide reports to the Board on the critical issues we face and the recent developments in our business units, including identified risks.

The Audit Committee is responsible for reviewing our financial risks. The Audit Committee meets regularly with our Chief Executive Officer, President, Chief Financial Officer, internal accounting staff, other members of senior management and the independent auditor to discuss our major financial risk exposures, financial reporting, internal controls, and credit and liquidity risk. The Audit Committee meets regularly in separate executive session with the independent auditor to facilitate a full and candid discussion of risk and other issues.

The Compensation Committee is responsible for overseeing compensation risk, including evaluating and assessing risks arising from our compensation policies and practices for all employees and ensuring executive compensation is aligned with performance. The Compensation Committee is charged with monitoring our equity-based compensation plans, including employee benefit plans.

The Nominating Committee oversees risk related to our overall governance, including Board and committee composition, Board size and structure, director independence, ethical and business conduct and our corporate governance profile and ratings. The Nominating Committee also is engaged in overseeing risks associated with succession planning for the Board and management.

EXECUTIVE COMPENSATION

Compensation Committee Process and Procedures

The members of the Compensation Committee for the fiscal year ended September 30, 2013 (hereafter in the Executive Compensation section referenced as “2013”) were David A. Air (Chairman) and Cort J. Dondero. The Compensation Committee meets as circumstances dictate, and agendas for the meetings are typically established with input from the Compensation Committee’s Chairman and the Company’s Chief Executive Officer (“CEO”). At times, our CEO attends portions of the meetings of the Compensation Committee. However, the Compensation Committee also conducts meetings to consider, discuss and evaluate issues without the presence of any of our executive officers. Our CEO is never present during voting or deliberations with respect to his own compensation.

To assist the Compensation Committee in the design of effective compensation programs, policies and practices, including developing a mix of cash and equity compensation and annual and long-term compensation that promotes our compensation objectives, and that is competitive in the marketplace, the Compensation Committee may retain a compensation consultant from time to time subject to Board approval.

Information about Executive Compensation

The following table presents the annual summary compensation for our principal executive officer, principal financial officer, and the two highest-paid executive officers who were serving as our executive officers as of September 30, 2013 and who had fiscal year 2013 total qualifying compensation in excess of $100,000 (collectively the “Named Executive Officers”).

Summary Compensation Table for Fiscal Years 2011, 2012 and 2013

Name and Principal Position	Year	Salary	Bonus	All Other Compensation	Total

E. J. Elliott (1)	2013	$600,000	$-	$-	$600,000
Chief Executive Officer and Chairman of the Board	2012	$600,000	$-	$-	$600,000
	2011	$600,000	$-	$90,000	$690,000

Marc G. Elliott (1)	2013	$384,000	$-	$-	$384,000
President	2012	$384,000	$-	$-	$384,000
	2011	$384,000	$-	$90,000	$474,000

Dennis B. Hunt (1)	2013	$265,000	$-	$-	$265,000
Senior Vice President Sales and Marketing	2012	$256,861	$-	$-	$256,861
	2011	$250,000	$-	$9,000	$259,000

Eric E. Mellen (2)	2013	$225,000	$-	$-	$225,000
Chief Financial Officer	2012	$151,154	$-	$15,800	$166,954
	2011	$-	$-	$-	$-

(1)	All other compensation reflects the grant date fair value of stock options granted on July 1, 2011 using the Black-Scholes model.

(2)	All other compensation reflects the grant date fair value of stock options granted on May 28, 2012 using the Black-Scholes model.

Employment Agreements

We do not have employment agreements with any of the Named Executive Officers identified in the Summary Compensation Table above. Employment may terminate at any time without severance. Each Named Executive Officer is entitled to the standard benefits available to all employees and has executed our non-disclosure and non-compete agreements and agreed to keep confidential our trade secrets and other confidential information.

Grants of Plan-Based Awards in Fiscal Year 2012

On July 1, 2011, 210,000 of common stock options were issued to three of the Named Executive Officers under the 2009 Incentive Compensation Plan. These options vest at 25% per year starting on October 1, 2012 and each year thereafter through October 1, 2015.

On May 28, 2012, 20,000 of common stock options were issued to Eric E. Mellen under the 2009 Incentive Compensation Plan. These options vest at 25% per year starting on May 28, 2013 and each year thereafter through May 28, 2016.

As long as the Named Executive Officer remains employed by the Company, these options will be exercisable upon vesting and remain exercisable through October 1, 2021.

Outstanding Equity Awards in Fiscal Year 2013

The following table provides information concerning unexercised options as of September 30, 2013 for each Named Executive Officer

		Option Awards

Name	Number of Securities Underlying Unexercised Options at September 30, 2013 Exercisable	Number of Securities Underlying Unexercised Options at September 30, 2013 Unexercisable	Option Exercise Price ($)	Option Expiration Date

1997 Stock Option Plan
E.J. Elliott	5,000	-	$9.32	9/30/2016
Marc G. Elliott	5,000	-	$9.32	9/30/2016

2009 Incentive Compensation Plan
E.J. Elliott	25,000	75,000	$7.689	10/1/2021
Marc G. Elliott	25,000	75,000	$7.689	10/1/2021
Dennis B. Hunt	2,500	7,500	$7.689	10/1/2021
Eric E. Mellen	5,000	15,000	$7.15	10/1/2021

1997 Stock Option Plan

In July 1996, the Board of Directors, subject to the approval of our stockholders, adopted the Gencor Industries, Inc. 1997 Stock Option Plan (the “1997 Plan”), which provided for the issuance of stock options to purchase an aggregate of up to 1,200,000 shares of our Common Stock, 1,200,000 shares of our Class B Stock and up to fifteen percent (15%) of the authorized common stock of any subsidiary. The 1997 Plan permitted the grant of options to our officers, directors and key employees. The 1997 Plan was approved by stockholders on April 11, 1997. As of September 30, 2013, there are no options available for future grants under the plan.

2009 Incentive Compensation Plan

On March 17, 2009 the stockholders of the Company approved the 2009 Incentive Compensation Plan (the “2009 Plan”). The 2009 Plan provides that the total number of shares of Company stock that may be subject to the granting of awards under the 2009 Plan (“Awards”) at any time during the term of the 2009 Plan shall be equal to 800,000 shares of Common Stock and 160,000 shares of Class B stock. The foregoing limit shall be increased as provided for in the 2009 Plan. Persons eligible to receive Awards under the 2009 Plan include our employees, directors, consultants and other persons who provide services to the Company. The 2009 Plan imposes individual limitations on the amount of certain Awards in part to comply with IRS Code Section 162(m). The Awards can be in the form of stock options, restricted and deferred stock, performance awards and other stock base awards as provided for in the 2009 Plan. On July 1, 2011, 298,000 common stock options were issued under the 2009 Plan. These options vest at 25% per year starting on October 1, 2012 and each year thereafter through October 1, 2015. On May 28, 2012, 20,000 of common stock options were issued to Eric E. Mellen under the 2009 Incentive Compensation Plan. These options vest at 25% per year starting on May 28, 2013 and each year thereafter through May 28, 2016. As long as the employee remains employed by the Company, these options will be exercisable upon vesting and remain exercisable through October 1, 2021. As of September 30, 2013, 482,000 shares of Company common stock and 160,000 shares of Class B stock are available for granting of awards under the 2009 Plan.

Payments Upon a Change of Control

Under the terms of the 1997 Plan and the 2009 Plan, upon the occurrence of a change of control, as provided for in the individual plan, each option holder shall be entitled to receive, pursuant to an option exercise, such number and kind of securities as the option holder would have been entitled to had the option holder exercised the option prior to a change of control.

Assuming a change of control had occurred on September 30, 2013 and the Named Executive Officers listed in the table entitled “Outstanding Equity Awards in Fiscal Year 2013” exercised the full amount of their awards, the cash value of the accelerated awards for each of the Named Executive Officers would have been as follows:

Name	Value of Accelerated Equity Awards (1) (2)

E.J. Elliott	$22,250
Marc G. Elliott	$22,250
Dennis B. Hunt	$2,225
Eric E. Mellen	$7,150

(1)	Assumes a stock price of $8.58, which was the closing price of our common stock on September 30, 2013, the last trading day of our fiscal year.

(2)	The value of accelerated equity awards is calculated by multiplying the difference between the closing price of our common stock on September 30, 2013 and the exercise price of the option by the number of options accelerated.

Under the terms of the 1997 Plan and the 2009 Plan, a “change of control” shall be deemed to have occurred upon any reorganization, reclassification, merger, consolidation or exchange, or similar event, as defined in the individual plans.

Equity Compensation Plan Information

In the following table is information about our Common Stock that may be issued upon exercise of options, warrants and rights under all of our existing equity compensation plans and arrangements as of September 30, 2013, including the 1997 Plan and the 2009 Plan.

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of Securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	345,500	$7.788	642,000	(1)
Equity compensation plans not approved by security holders	0	0	0

Total	345,500	$7.788	642,000

(1)	Reflects the 482,000 shares of Common Stock and 160,000 shares of Class B Stock that are currently available for future issuance under the 2009 Plan.

Compensation of Directors

The following table provides information regarding compensation paid to each of our non-employee directors for the fiscal year ended September 30, 2013.

Director Compensation Table

Fiscal year ended September 30, 2013

Name	Fees Earned or Paid in Cash	Option Awards	Total

David A. Air	$24,000	$0	$24,000

Randolph H. Fields	$20,000	$0	$20,000

Cort J. Dondero	$24,000	$0	$24,000

James P. Sharp	$22,000	$0	$22,000

Directors’ fees are paid to non-employee directors at the rate of $1,500 per month, plus $1,000 per board meeting attended and $500 per committee meeting attended. Total fees paid in fiscal 2013 were $90,000.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We lease vehicles from Marcar Leasing Corporation (“Marcar”), a corporation engaged in general leasing to the public of machinery as well as vehicles owned by members of E.J. Elliott’s immediate family, including Marc G. Elliott. The terms of the leases are established based on the rates charged by independent leasing organizations and we believe them to be more favorable to the Company than those generally available from independent third parties. Leases between Marcar and us generally provide for equal monthly payments over forty-eight months. During fiscal 2013, we made lease payments to Marcar in the aggregate amount of $138,187.

Although we did not deem the following transaction to be a related person transaction, and therefore do not require disclosure, we note that during fiscal 2013 Randolph H. Fields, one of our directors, was a stockholder of the law firm of GrayRobinson, P.A., which served as our primary legal counsel in fiscal 2013.

We recognize that related person transactions may raise questions among our stockholders as to whether the transactions are consistent with our best interests and our stockholders’ best interests. We generally do not enter into or ratify a related person transaction unless our Board of Directors, acting through the Audit Committee or otherwise, determines that the related person transaction is in, or is not inconsistent with our best interests and our stockholders’ best interests. Our procedures are currently not documented in writing.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of December 1, 2013 with respect to (i) each person known to us to be the beneficial owner (as defined by the Securities and Exchange Commission) of more than 5% of our Common Stock or Class B Stock, (ii) each Director, (iii) each Executive Officer named in the Summary Compensation Table, (iv) each nominee for election to the Board of Directors, and (v) the Directors and Executive Officers of the Company as a group. Except as otherwise noted, each named beneficial owner has sole voting and investment power over the shares shown.

	Amount and Nature of Beneficial Ownership (1)			Percent of Class (1)
Name and Address of Beneficial Owner	Common Stock		Class B Stock	Common Stock	Class B Stock
E. J. Elliott 5201 N. Orange Blossom Trail Orlando, Florida 32810	1,116,530	(2)	1,348,318	13.7%	89.3%

Marc G. Elliott 5201 N. Orange Blossom Trail Orlando, Florida 32810	319,373		101,520	3.9%	6.7%

Dennis B. Hunt 5201 N. Orange Blossom Trail Orlando, Florida 32810	5,500		—	0.0%	—

Eric E. Mellen 5201 N. Orange Blossom Trail Orlando, Florida 32810	28,551		11,880	0.4%	0.8%

David A. Air 5201 N. Orange Blossom Trail Orlando, Florida 32810	7,500		—	0.1%	—

Cort J. Dondero 5201 N. Orange Blossom Trail Orlando, Florida 32810	2,500		—	0.0%	—

Randolph H. Fields 5201 N. Orange Blossom Trail Orlando, Florida 32810	7,500		—	0.1%	—

James P. Sharp 5201 N. Orange Blossom Trail Orlando, Florida 32810	2,500		—	0.0%	—

All Current Directors and named Executive Officers as a group (8 persons)	1,489,954	(2)	1,461,718	18.3%	96.8%

Sherry Houtkin 2295 NW Corporate Blvd., Suite 230 Boca Raton, FL 33431	1,734,613	(3)	—	21.7%	—

(1)	In accordance with Rule 13d-3(f) the Securities Exchange Act of 1934, as amended, shares that are not outstanding, but that are subject, to options, warrants, rights or conversion privileges exercisable within 60 days have been deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by the individual having such right but have not been deemed outstanding for the purpose of computing the percentage for any other person.

(2)	Includes 48,978 shares owned by the Elliott Foundation, Inc.

(3)	The amount shown and the following information is based on a Schedule 13D dated October 14, 2013 filed by Sherry Houtkin with the Securities and Exchange Commission. Amount beneficially owned is 1,734,613 shares (includes 1,725,577 shares with sole voting power and 9,036 shares with shared dispositive power).

REPORT OF THE AUDIT COMMITTEE

The following report of the Audit Committee, covering our fiscal year ended September 30, 2013, shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission (the “Commission” or “SEC”) or subject to Regulations 14A or 14C of the Commission, or the liabilities of Section 18 of the Exchange Act of 1934, as amended. Such Report shall not be deemed incorporated by reference into any filing under the Securities Exchange Act of 1934, as amended or the Securities Act of 1933, as amended, notwithstanding any general incorporation by reference of this Proxy Statement into any other document.

Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors, Moore Stephens Lovelace, P. A., are responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

In performing its oversight role, the Audit Committee has considered and discussed the audited financial statements with management. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Oversight Board in Rule 3200T. The Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with the independent auditors the independent auditor’s independence.

Based on the review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee with regard to its oversight functions referred to below, the Audit Committee approved the audited financial statements for inclusion in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2013, for filing with the SEC.

The Audit Committee members do not serve as professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management and the independent auditors.

Date: December 13, 2013	Respectfully submitted,

James P. Sharp, Chairman
David A. Air
Cort J. Dondero

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Moore Stephens Lovelace, P.A. has served as the Company’s independent registered public accounting firm for fiscal years 2000 thru 2013.

Moore Stephens Lovelace, P.A. was reappointed by the Board of Directors, on the recommendation of the Audit Committee, as its independent accountants for fiscal 2014. Representatives of Moore Stephens Lovelace, P.A. are expected to appear at the Annual Meeting to make a statement, if they wish to do so, and to be available to answer appropriate questions from Stockholders at that time.

The Board of Directors has approved the Company’s engagement of Moore Stephens Lovelace, P.A. as the Company’s independent auditors. Moore Stephens Lovelace, P.A. has served as the Company’s independent auditors since fisca1 2000, and is familiar with the Company’s business and management.

Audit Fees

The aggregate fees billed by Moore Stephens Lovelace, P.A. for the last two fiscal year audits of the annual financial statements and reviews of financial statements included in the Company’s Form 10-Q’s were $152,500 in both 2013 and 2012.

Audit-Related Fees

Audit-related fees include accounting advisory services related to the accounting treatment of transactions or events, including acquisitions, and to the adoption of new accounting standards, as well as additional procedures related to accounting records performed to comply with regulatory reporting requirements. The aggregate audit-related fees billed to the Company by Moore Stephens Lovelace, P.A. for the fiscal year ended September 30, 2013 and 2012 were $0.

Tax Fees

The aggregate fees billed by Moore Stephens Lovelace, P.A. for the last two fiscal years for preparation of income tax returns were $39,610 in 2013 and $53,565 in 2012.

All Other Fees

The aggregate fees billed by Moore Stephens Lovelace, P.A. for the last two fiscal years for other services was $985 in 2013 and $1,025 in 2012.

The Audit Committee has reviewed the fee structure and believes that Moore Stephens Lovelace, P.A. has the independence necessary to act as the Company’s independent registered public accounting firm.

In accordance with Company policy, fees for Moore Stephens Lovelace, P.A. were approved in advance by the Audit Committee or full Board of Directors.

While ratification by Stockholders of this appointment is not required by law or the Company’s Certificate of Incorporation or Bylaws, management believes that such ratification is desirable. In the event this appointment is not ratified by an affirmative vote of Stockholders holding a majority of the Company’s issued and outstanding Common Stock and Class B Stock, together, in attendance at the meeting, either in person or by proxy, the Board of Directors of the Company will consider that fact when it appoints independent public accountants for the next fiscal year.

The Board of Directors recommends a vote for the ratification and approval of its selection of Moore Stephens Lovelace, P.A. at the 2014 Annual Meeting.

PROPOSAL 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our stockholders to vote to approve, on an advisory (nonbinding) basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules.

As described under the heading “Compensation Committee,” our executive compensation programs are designed to attract, motivate, and retain our named executive officers, who are critical to our success. Please read this proxy statement for additional details about our executive compensation programs, including information about the fiscal 2013 compensation of our named executive officers.

The Compensation Committee continually reviews the compensation programs for our named executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices. We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we will ask our stockholders to vote for the following resolution at the annual meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2014 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and the other related tables and narrative disclosure set forth in the Company’s proxy statement.”

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board of Directors. Our Board of Directors and our Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, they will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

The Board of Directors recommends a vote FOR the approval of the compensation of our named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors does not intend to present any matter for action at the Annual Meeting, other than as set forth in the Notice of Annual Meeting. If any other matters properly come before the Annual Meeting, it is intended that the holders of the proxies will act in accordance with their judgment on such matters.

STOCKHOLDER PROPOSALS

Pursuant to Securities and Exchange Commission Rule 14a-8, in order to be eligible for inclusion in the proxy materials for the Company’s 2015 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received by the President of the Company no later than October 6, 2014. Stockholder proposals must be made in compliance with applicable legal requirements promulgated by the Securities and Exchange Commission and must be furnished to the President by certified mail, return receipt requested.

In accordance with the Company’s Bylaws, in order to be properly brought before the 2015 Annual Meeting, a stockholder’s notice of the matter the stockholder wishes to present must be delivered to the Secretary of the Company at its principal executive offices not less than 90 nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. As a result, any notice given by a stockholder pursuant to these provisions of the Company’s Bylaws (and not pursuant to the Securities and Exchange Commission’s Rule 14a-8) must be received no earlier than November 14, 2014 and no later than December 14, 2014, unless the Company’s 2014 Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from March 14, 2014. If the Company’s 2014 Annual Meeting date is advanced by more than 30 days or delayed by more than 60 days, then proposals must be received no earlier than the 120th day prior to the 2015 Annual Meeting and no later than the close of business on the later of the 90th day prior to the 2015 Annual Meeting or the 10th day following the date on which the meeting date is publicly announced.

ANNUAL REPORT

The Company, upon request, will furnish to record and beneficial holders of its Common Stock, free of charge, an additional copy of its Annual Report on Form 10-K (including financial statements and schedules but without exhibits) for fiscal 2013. Copies of exhibits to the Form 10-K also will be furnished upon request at the payment of a reasonable charge. All requests should be directed to the Investor Relations Department of the Company at the offices of the Company set forth in the Notice of Annual Meeting appended to this Proxy Statement.

YOU ARE URGED TO SIGN AND RETURN YOUR PROXY PROMPTLY TO MAKE CERTAIN YOUR SHARES WILL BE VOTED AT THE 2014 ANNUAL MEETING. FOR YOUR CONVENIENCE, A RETURN ENVELOPE IS ENCLOSED.

BY ORDER OF THE BOARD OF DIRECTORS

Jeanne M. Lyons, Secretary
Orlando, Florida
February 3, 2014

Appendix A

COMMON STOCKHOLDER PROXY

GENCOR INDUSTRIES, INC.

THIS COMMON STOCKHOLDER PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

MARCH 14, 2014

The undersigned hereby appoints E.J. Elliott, Marc G. Elliott, or any of them, as proxies, each with the power to appoint his or her substitutes, to represent, and vote all shares of Common Stock that the undersigned is entitled to vote on behalf of the undersigned as designated below at the Annual Meeting of Stockholders of Gencor Industries, Inc., to be held March 14, 2014, and any adjournments thereof, with all powers the undersigned would possess if personally present and voting at such meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is indicated, the Proxy will vote “FOR” Proposals 1, 2 and 3.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.

☒ PLEASE MARK VOTES AS IN THIS SAMPLE.

1.	ELECTION OF DIRECTOR:

CORT J. DONDERO

☐ FOR the nominee listed above ☐ WITHHOLD AUTHORITY to vote for the nominee above

2.	RATIFY THE SELECTION OF MOORE STEPHENS LOVELACE, P.A. AS INDEPENDENT AUDITORS

☐ FOR ☐ AGAINST ☐ ABSTAIN

3.	ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

☐ FOR ☐ AGAINST ☐ ABSTAIN

▼FOLD AND DETACH HERE▼

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL STOCKHOLDERS MEETING

The proxy statement, the Company’s 2013 Annual Report and proxy card are available at http://proxy.gencor.com

                                                              PROXY

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE MARK VOTES AS IN THIS SAMPLE ☒

1. ELECTION OF DIRECTOR FOR THE NOMINEE WITHHOLD AUTHORITY TO VOTE FOR NOMINEE
CORT J. DONDERO ☐ ☐

2.	Proposal to ratify the selection of Moore Stephens Lovelace, P.A., as auditors

	FOR	AGAINST	ABSTAIN
	☐	☐	☐

3.	Advisory vote to approve executive compensation

	FOR	AGAINST	ABSTAIN
	☐	☐	☐

Signature                                                      Signature                                                      Date

Note: Please sign exactly as name(s) appears hereon. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If shares are jointly held, each holder must sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

A-1

Appendix B

Charter of the

Compensation Committee

of Gencor Industries, Inc.

This Compensation Committee Charter (this “Charter”) was adopted by the Board of Directors (the “Board”) of Gencor Industries, Inc., on March 8, 2011.

Purpose

The purpose of the Compensation Committee (the “Committee”) shall be to:

(1)	determine or recommend to the Board for determination, the compensation of the Chief Executive Officer (the “CEO”) of the Company and (in cooperation with the CEO) the President of the Company,

(2)	determine or recommend to the Board for determination, the compensation of all other executive officers of the Company after reviewing and taking into account the recommendations of the CEO, and

(3)	discharge the responsibilities of the Board relating to the Company’s compensation programs and compensation of the Company’s executive and directors.

The Board shall determine whether the Committee shall make determinations as a Committee or shall make recommendations to the Board.

Composition

The Committee shall consist of two or more members of the Board.

Appointment and Removal

The members of the Committee shall be elected by a majority vote of the Board. A member shall serve until such member’s successor is duly elected or until such member’s earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board.

Chairman

Unless a chairman is elected by the full Board, the members of the Committee shall designate a Chairman by majority vote of the Committee membership. The Chairman will chair all regulatory sessions of the Committee and set the agenda for the Committee meetings.

Meetings

The Committee shall meet as frequently as circumstances dictate. The Chairman of the Committee or a majority of the members of the Committee may call meetings of the Committee.

Any one or more of the members of the Committee may participate in a meeting of the Committee by means of a conference call or similar communication device by means of which all persons participating in the meeting can hear each other.

The Committee may invite to its meetings any director, member of management of the Company, and such other persons as it deems appropriate to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems inappropriate.

As part of this review and establishment of the performance criteria and compensation of designated key executive, the Committee should meet separately at least on an annual basis with the CEO and any other corporate officers as it deems appropriate. However, the committee should also meet from time to time without such officers present, and in all cases, such officers shall not be present at meetings at which their performance and compensation are being discussed and determined.

Duties and Responsibilities

The Committee shall carry out the duties and responsibilities set forth below. These functions should serve as a guide with the understanding that the Committee may determine to carry out additional functions and adopt additional policies and procedures, subject to Board approval, as may be appropriate in light of changing business, legislative, regulatory, legal, or other conditions. The Committee shall also carry out any other responsibilities and duties delegated to it by the Board from time to time related to the purposes of the Committee outlined in this Chapter.

In discharging its oversight role, the committee is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate and shall have the authority, after seeking Board approval, to retain outside counsel or other advisors for this purpose, including the authority to approve the fees payable to such counsel or advisors and any other terms of retention.

Setting Compensation for Executive Officers and Directors

1.	Establish and review the overall compensation philosophy of the Company and present it for Board approval.

2.	Receive from the CEO the Company’s corporate goals and objectives relevant to the compensation for the CEO and other executive officers including annual performance objectives. Review and approve these goals and objectives and then pass to Board for approval.

3.	Evaluate the performance of the CEO and the President (in cooperation with the CEO) in light of those goals and objectives and, based on such evaluations and subject to the provisions of any employment agreement, approve, or recommend to the full Board the approval of, the annual salary, bonus, stock options, and other benefits, direct and indirect, of the CEO and President.

4.	In approving or recommending the long-term incentive component of compensation for the CEO and the President, the Committee should consider the Company’s performance and relative shareholder return, the value of similar incentive awards to CEO’s and the President at comparable companies, and the awards given to the CEO and others in past years. The Committee is not precluded from approving awards (with the ratification of the Board) as may be required to comply with applicable tax laws, such as Rule 162(m).

5.	In connection with executive compensation programs, the Committee should do the following:

(a)	Review and recommend to the full Board, or approve, new executive compensation programs;
(b)	Review on a periodic basis the operations of the Company’s executive compensation programs to determine whether they are properly coordinated and achieving their intended purposes;
(c)	Establish and periodically review actions for the administration of executive compensation programs; and
(d)	Take steps to modify any executive compensation program that yields payments and benefits that are not reasonably related to executive and corporate performance.

6.	Establish and periodically review policies in the area of senior management perquisites.

7.	Consider policies and procedures pertaining to expense accounts of senior executives.

8.	Review and recommend to the full Board compensation of directors as well as directors’ and officers’ indemnification and insurance matters.

Monitoring Incentive and Equity based Compensation Plans

9.	Review and make recommendations to the full Board with respect to, or approve, the Company’s incentive-compensation plans, equity based plans, cash compensation, employee pension, profit sharing, and benefit plans.

10.	Monitor compliance by executives with the rules and guidelines of the Company’s equity-based plans.

11.	Have the authority to select, retain, and /or replace, as needed, any compensation or other outside consultant to be used to assist in the evaluation of Director, CEO or senior executive compensation. In the event such a consultant is retained, the Committee shall have the authority to approve such consultant’s fees and other terms, all the above being subject to Board approval.

Reports

12.	Prepare an annual Committee report for inclusion in the Company’s proxy statement in accordance with applicable rules and regulations of Nasdaq, the SEC and other regulatory bodies. Review and discuss with the Company’s management the said report. The Committee shall determine whether to recommend to the Board that the Compensation Discussion and Analysis be included in the Company’s annual report or proxy statement for the annual meeting of the shareholders.

13.	Report regularly to the Board with respect to matters that are relevant to the Committee’s discharge of its responsibilities and with respect to such recommendations as the Committee may deem appropriate. The report to the Board may take the form of an oral report by the Chairman or any other member of the Committee designated by the Committee to make such report.

Appendix C

GENCOR INDUSTRIES, INC.

Audit Committee Charter

I.	Organization

This charter governs the operations of the audit committee. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, (or shall become financially literate within a reasonable period of time after appointment to the committee,) and at least one member shall have accounting or related financial management expertise.

II.	Statement of Policy

The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company’s financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company’s financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

III.	Responsibilities and Processes

The primary responsibility of the audit committee is to oversee the Company’s financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company’s financial statements, and the independent auditors are responsible for auditing those financial statements. The committee is carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

A.	The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company’s shareholders.

B.	The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, recommend the replacement of the independent auditors.

C.	The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation.

D.	Also, the committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company’s system to monitor and manage business risk, and legal and ethical compliance programs.

E.	Further, the committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

F.	The committee shall review the interim financial statements with management and the independent audits prior to the filing of the Company’s Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

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G.	The committee shall discuss with the auditors their independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and shall consider the compatibility of non-audit services with the auditors’ independence.

H.	The committee shall review with management and the independent auditors the financial statements to be included in the Company’s Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

I.	Annually, the committee shall review and recommend to the board the selection of the Company’s independent auditors, subject to shareholders’ approval.

IV.	Meetings

The committee will meet at least four times a year, with authority to convene additional meetings, as circumstances require. All committee members are expected to attend each meeting, in person or via tele- or video-conference. The committee will invite members of management, auditors or others to attend meetings and provide pertinent information, as necessary. It will hold private meetings with auditors (see below) and executive sessions. Meeting agendas will be prepared and provided in advance to members, along with appropriate briefing materials. Minutes will be prepared.

A.	Reporting Responsibilities

1.	Regularly report to the board of directors about committee activities, issues and related recommendations
2.	Provide an open avenue of communication between internal audit, the external auditors and the board of directors
3.	Report annually to the shareholders, describing the committee’s composition, responsibilities and how they were discharged, and any other information required by rule
4.	Review any other reports the company issues that relate to committee responsibilities

B.	Other Responsibilities

1.	Review and assess the adequacy of the committee charter annually, requesting board approval for proposed changes.
2.	Institute and oversee special investigations as needed.
3.	Confirm annually that all responsibilities outlined in this charter have been carried out.
4.	Perform other activities related to this charter as requested by the board of directors.

With respect to the foregoing responsibilities and processes, the Committee recognizes that the Company’s financial management, including its internal audit staff, as well as the independent auditors, have more time, knowledge, and more detailed information regarding the company than do Committee members. Consequently, in discharging its oversight responsibilities, the Committee will not provide or be deemed to provide any expertise or special assurance as to the Company’s financial statements or any professional certification as to the independent auditors’ work. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors, or to assure compliance with laws and regulations and the Company’s internal policies and procedures.

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